POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED MARCH 13, 2015 TO THE

SUMMARY PROSPECTUS DATED AUGUST 29, 2014 OF:

PowerShares Fundamental Pure Mid Core Portfolio

Important Notice Regarding Changes to the Investment Policy, Investment Objective, Principal

Investment Strategy, Name, Ticker Symbol, Underlying Index, Management Fee and Expense Cap

At a meeting held on March 12, 2015, the Board of Trustees (the “Board”) of the PowerShares Exchange-Traded Fund Trust approved changes, effective as of the close of markets on May 22, 2015 (the “Effective Date”), to the investment objective, principal investment strategy, name and underlying index for the PowerShares Fundamental Pure Mid Core Portfolio (the “Fund”). Additionally, at that meeting, the Board of the Trust approved changes to the ticker symbol and a reduction of the management fee and expense cap for the Fund.

Therefore, on the Effective Date, the following changes will occur:

1.) Name Change. The Fund’s name will change, as set forth in the table below:

Current Portfolio Name	New Portfolio Name
PowerShares Fundamental Pure Mid Core Portfolio	PowerShares Russell Midcap Equal Weight Portfolio

2.) Underlying Index Change. Frank Russell Company will replace Research Affiliates, LLC as the index provider for the Fund, and a new underlying index for the Fund (a “New Underlying Index”) will replace the existing underlying index for the Fund, as set forth in the table below:

Portfolio	Current Underlying Index	New Underlying Index
PowerShares Fundamental Pure Mid Core Portfolio	RAFI® Fundamental Mid Core Index	Russell Midcap Equal Weight Index

3.) Ticker Symbol Change. The ticker symbol for the Fund will change, as set forth in the table below:

Portfolio	Current Ticker Symbol	New Ticker Symbol
PowerShares Fundamental Pure Mid Core Portfolio	PXMC	EQWM

4.) Investment Objective Change. The Fund’s investment objective will be to seek investment results that generally correspond (before fees and expenses) to the price and yield of its New Underlying Index.

5.) Principal Investment Strategy Change. The Fund’s principal investment strategy will be to generally invest at least 90% of its total assets in the component securities that comprise its New Underlying Index.

6.) Management Fee and Expense Cap Change. The Fund’s management fee will be reduced to 0.25% of its annual average daily net assets. Additionally, the Fund’s expense cap will be reduced, such that the operating expenses will not exceed 0.25% of its average daily net assets.

Please Retain This Supplement for Future Reference.

P-PXMC-SUMPRO-1 SUP-2 031315